EXHIBIT 10.1

PROMISSORY NOTE

$250,000	August 21, 2012

FOR VALUE RECEIVED, the undersigned Global Eagle Acquisition Corp., a Delaware corporation (“Maker” or the “Company”), whose address is 10900 Wilshire Blvd., Los Angeles, CA 90024, hereby unconditionally promises to pay to the order of Global Eagle Acquisition LLC, a Delaware limited liability company (“Payee”), at Payee’s office at 10900 Wilshire Blvd., Los Angeles, CA 90024, the sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000) as shall have been advanced by Payee to Maker and shall remain unpaid under this note (“Note”), in legal and lawful money of the United States of America.

This is a non-interest bearing Note.

The entire unpaid principal balance of this Note shall be due and payable upon the earlier of (i) the consummation of a Business Combination or (ii) February 18, 2013. For purposes of this Note, “Business Combination” means the Company’s initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

If payment of this Note or any installment of this Note is not made when due, the entire indebtedness hereunder, at the option of Payee, shall immediately become due and payable, and Payee shall be entitled to pursue any or all remedies to which Payee is entitled hereunder, or at law or in equity.

This Note may be prepaid, in whole or in part, without penalty. This Note may not be changed, amended or modified except in a writing expressly intended for such purpose and executed by the party against whom enforcement of the change, amendment or modification is sought. The loan evidenced by this Note is made solely for business purposes and is not for personal, family, household or agricultural purposes.

THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF CALIFORNIA. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE OR ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, THE UNDERSIGNED PARTIES IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA.

Service of any notice by Maker to Payee or by Payee to Maker, shall be mailed, postage prepaid by certified United States mail, return receipt requested, at the address for such party set forth in this Note, or at such subsequent address provided to the other party hereto in the manner set forth in this paragraph for all notices. Any such notice shall be deemed given three (3) days after deposit thereof in an official depository under the care and custody of the United States Postal Service.

Should the indebtedness represented by this Note or any part thereof be collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, the undersigned and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and interest due and payable hereon, reasonable attorneys’ and collection fees.

The undersigned and all endorsers, guarantors and sureties of this Note and all other persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity.

The undersigned hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by the payee on this Note, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and (iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit the undersigned from instituting or maintaining a separate action against payee with respect to any asserted claim.

This Note represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

[Signature page follows]

EXECUTED AND AGREED as of the dated first above written.

GLOBAL EAGLE ACQUISITION CORP.
a Delaware corporation

By:	/s/ James A. Graf
Name: James A. Graf
Title: Chief Financial Officer

[Signature Page to Promissory Note]